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                                                                 EXHIBIT 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into Netzee, Inc.'s previously filed Registration Statement File No. 333-30252.



                                            ARTHUR ANDERSEN LLP


Atlanta, Georgia
March 28, 2000